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                                                                   EXHIBIT 10.35

                        AMENDMENT TO EMPLOYMENT AGREEMENT



               THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), made as of this 1st day of December, 2000, by and between Cronos Containers, Srl (the "Employer"), and Nico Sciacovelli (the "Employee"),

                                   WITNESSETH:

               WHEREAS, Employer and Employee entered into an Employment Agreement, dated as of April 1, 1999, as amended on December 1, 1999 (hereinafter, the "Employment Agreement"); and

               WHEREAS, pursuant to paragraph "First" of the Employment Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of the Employer, on an exclusive and full-time basis, as the Senior Vice President of Employer, through November 30, 2001, subject to earlier termination pursuant to the provisions of the Employment Agreement; and

               WHEREAS, Employer and Employee desire to extend the term of the Employment Agreement;


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               NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

               1. Extension of Term of Employment Agreement. Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer, on an exclusive and full-time basis, in the position identified for Employee in the Employment Agreement, subject to the supervision and direction of that person or persons set forth in the Employment Agreement, through November 30, 2002, unless such period is sooner terminated pursuant to the provisions of paragraphs "FIFTH," "SIXTH," or "SIXTEENTH" of the Employment Agreement.

               2. Continuance in Force of Employment Agreement. Other than as specifically amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.


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               IN WITNESS WHEREOF, the Employer and the Employee have signed this Amendment, effective as of the date and year first above written.

                             "EMPLOYER"

                             CRONOS CONTAINERS, Srl



                             By     /s/  DENNIS J TIETZ
                               -----------------------------------------
                             Its    Director
                                ----------------------------------------
                             And    /s/  PETER J YOUNGER
                                ----------------------------------------
                             Its    Director
                                ----------------------------------------



                             "EMPLOYEE"

                             /s/ NICO SCIACOVELLI
                             -----------------------------------------
                             Nico Sciacovelli


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